                                                                     EXHIBIT 4.1

                                         COMMON STOCK
                              THIS CERTIFICATE IS TRANSFERABLE
                              IN CANTON, MA AND JERSEY CITY, NJ

COMMON STOCK
PAR VALUE, $0.0001

Certificate Number                                                        Shares

ZQ                                [LOGO] SYNTA
                                PHARMACEUTICALS

                                                              CUSIP 87162T 20 6

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


                          SYNTA PHARMACEUTICALS CORP.
                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

--------------------------------------------------------------------------------
THIS CERTIFIES THAT



is the owner of


--------------------------------------------------------------------------------

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.0001 PER SHARE, OF

===========================SYNTA PHARMACEUTICALS CORP.==========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                          SYNTA PHARMACEUTICALS CORP.
                                      2000
                                    Delaware

                                     [SEAL]

      /s/ Safi R. Bahcall
President and Chief Executive Officer

     /s/ Keith S. Ehrlich
Vice President, Chief Financial Officer and Treasurer

DATED

COUNTERSIGNED AND REGISTERED:
           COMPUTERSHARE TRUST COMPANY,N.A.
                                 TRANSFER AGENT
                                  AND REGISTRAR
BY

                           AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --   as tenants in common
TEN ENT   --   as tenants by the entireties
JT TEN    --   as joint tenants with right of
               survivorship and not as tenants
               in common

UNIF GIFT MIN ACT -.........................Custodian........................
                           (Cust)                            (Minor)

                   under Uniform Gifts to Minors Act........................
                                                             (State)

UNIF TRF MIN ACT .................. Custodian (until age ...) ...........
                      (Cust)                                    (Minor)

under Uniform Transfers to Minors Act ............
                                         (State)

    Additional abbreviations may also be used though not in the above list.

For value received,___________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.


Dated ______________________________ 20 _________________________

                       Signature: ______________________________

                               _________________________________________________
                       Notice: the signature to this assignment must correspond
                               with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.


Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (banks, stockbrokers, savings and loan associations and credit unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

-----------------------------------------------------------------------------
SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.
-----------------------------------------------------------------------------